Exhibit 10.19

Confidential information redacted and filed separately with the Commission.

Omitted portions indicated by [***]

Mr. Steven Jackson	June 30, 2009

Addendum to our Agreement dated January 12, 2007

Please let this letter agreement serve as an addendum to extend the on-going agreement between Leone Industries (“Leone”) and Annie’s, Inc. (“Annie’s”), their successors or assigns dated January 12, 2007 which currently runs through June 30, 2009 until June 30, 2013 (the “Term”). Once signed, this addendum will become part of the previously signed Agreement dated January 12, 2007 by and between Leone and Annie’s (the “Original Agreement” and as amended hereby, the “Agreement”) and will be subject to the same terms and conditions unless otherwise noted below. The prices provided are based upon that Agreement continuing and the volumes and items being purchased on a normal and exclusive basis.

Assignment and Assumption:

The parties hereby agree that Annie’s interest, rights and obligations in this Agreement are hereby assigned to and assumed by Annie’s Enterprises, Inc. (“Annie’s Enterprises”), a wholly-owned subsidiary of Annie’s, and that Annie’s hereby agrees to guarantee Annie’s Enterprises’ obligations in connection with this Agreement and any obligations Annie’s Enterprises assumes by executing an Optional Schedule to the Agreement.

Pricing:

Leone Item#	Description	Packaging Information	Annual Purchases (Gross)		Current Pricing since ‘07			July 1, 2009 Pricing*

359-25	Annie’s Natural 8 oz.	Annie’s Naturals 1/2 dz., 441 cs./Plt.	[***	]	$	[***	]	$	[***	]

New	Annie’s 8 oz. new design	Annie’s 1/2 dozen, 477 cs./Pallet	[***	]				$	[***	]

409-01	Current Plain 16 ounce	Annie’s Naturals 1/2 dz., 297 cs./Plt.	[***	]	$	[***	]	$	[***	]

349-14	12 ounce decanter	Packed 1/2 dozen, 405 cs./pallet			$	[***	]	$	[***	]

402-01	TJ 8 ounce	Packed one dozen, 280 cs./Pallet	[***	]	$	[***	]	$	[***	]

New	New design TJ 8 ounce	Packed one dozen, 300 cs./Pallet	[***	]				$	[***	]

285-02	10 oz. BBq Sauce 38-405	Packed 1 dozen, 231 cs./Pallet	[***	]	$	[***	]	$	[***	]

301-02	6 oz Worcester Sauce 28mm	Packed 1 dozen, 330 cs./Pallet	[***	]	$	[***	]	$	[***	]

447-12	5 ounce sauce 28 mm	Packed 1 dozen, 330 cs./Pallet	[***	]				$	[***	]

262-03	5 ounce tall sauce 28mm	Packed 1 dozen, 330 cs./Pallet	[***	]				$	[***	]

All of these prices are FOB Bridgeton, NJ and do not include pallet charges.

*

These prices are to remain firm until 06/30/10, and will increase [***]% or as per the price protection paragraph below on July 1st of each year. Leone Industries reserves the right to review and/or revise the pricing if purchases within an Anniversary Year fall below [***]% of the Annual Purchases for a calendar year. The Parties shall negotiate prices for the new year in good faith with the objective that the new prices reflect increases in Leone’s costs that derive from the reduction in quantities purchased. In the event that the parties cannot reach agreement on new prices within thirty days, and this agreement has not been terminated as provided herein, the new prices shall be determined by “final offer” arbitration under the rules of the American Arbitration Association. The arbitrator’s fee and other expenses of the arbitration (but not costs for counsel or the parties’ own preparation and participation) shall be paid by the party whose final offer is not selected by the arbitrator. All cases are 175lb test or its ECT Equivalent, RSC carton, contents printed except the Annie’s 8 and 16 ounce which are printed Annie’s Naturals in black. Moulds will be amortized over the agreement period. **Price for existing inventory.

Schedules:

Attached to this Addendum are two schedules which outline options negotiated at this time and available during the first three years of the Agreement.

Confidential Information Redacted	Confidential Treatment Requested

Mr. Steven Jackson	June 30, 2009

Termination by Annie’s Enterprises:

Notwithstanding anything to the contrary in the Agreement, Annie’s Enterprises shall have the right to terminate this Agreement for convenience, except for the Exclusive Requirements; Right of First Refusal provision, on one hundred and twenty (120) days prior written notice to Leone (the “Early Termination Date”) provided that (1) Annie’s Enterprises shall be responsible for the timely payment of all issued and outstanding invoices for orders delivered as of the effective date of the termination hereof, (2) Annie’s Enterprises shall purchase (i) all finished goods made for Annie’s Enterprises in Leone’s inventory on the Early Termination Date at a cost of the then-current contract sales prices of Leone and (ii) any and all inventory of materials (including, without limitation, cartons and partitions) purchased for Annie’s Enterprises’ products at Leone’s delivered cost but only to the extent that such materials are not useable by Leone within three months in their normal course of business, (3) Annie’s Enterprises shall reimburse Leone for (i) any and all cancellation or scrap costs required to be paid to vendors of Leone in connection with or related to the termination of this Agreement and (ii) the unamortized mould costs for the moulds used in connection with making the products for Annie’s and (4) Annie’s Enterprises shall pay Leone the Termination Fee (as defined below). All payments due pursuant to this Agreement, including, without limitation, the payments described in this paragraph shall be paid by Annie’s Enterprises to Leone no later than 30 days following the Early Termination Date.

For purposes of this Agreement, the “Termination Fee” shall mean a dollar amount equal to (x) $50,000 multiplied by (y) the number of whole and partial months remaining in the Term on the Early Termination Date. The Termination Fee shall be liquidated damages for Leone’s sunk in costs related to product design, engineering, and product know-how, overhead costs, lost profits, and cost of anticipated manufacture needs, among other items. The parties agree the Termination Fee is reasonable in the light of the anticipated or actual harm caused by the termination by Annie’s, the difficulties of proof of loss and the inconvenience or nonfeasibility of otherwise obtaining an adequate remedy.

Rebate:

At this time, we are willing to offer Annie’s Enterprises a[***] percent rebate on all glass purchases to all locations should Annie’s Enterprises reach a minimum of $[***]          in annual glass sales in each anniversary year (with June 30th being the anniversary of the amendment year beginning on July 1st of each year of the Agreement) from Leone of the existing items or other items specifically listed in this Agreement or its schedules. This rebate would be payable sixty days after June 30th of each year if qualified and would only be applicable to invoices paid within terms. The first year rebate will be due and payable (if earned) within 60 days of June 30, 2010.

Current Annie’s Naturals eight ounce dressing container:

Leone is willing to purchase the few pieces of equipment necessary to provide approximately [***]         six pack cases of the existing design from July 1, 2009 onward. This amount according to Annie’s current forecast would last through February 2009. Should additional production be required of the current Annie’s eight ounce design, Leone must purchase an entirely new set of mould equipment. Leone will purchase that equipment should Annie’s Enterprises decide to remain in the current Annie’s eight ounce design past that [***]         six pack case produced inventory, provided that if Annie’s Enterprises thereafter elects to use a new design Annie’s Enterprises shall reimburse Leone for the unamortized costs of the mould equipment purchased for those future production runs after the initial [***]         six pack cases beginning July 1, 2009 of the current design.

New Design:

Leone will proceed with designing a new Annie’s eight ounce container at no cost to Annie’s based upon this Agreement. Leone has already designed and sampled a slightly lighter, 8.75 fluid ounce container (0.25 fl ounces smaller to raise the fill point) with a revised label panel design and decoration which has been approved by Annie’s. We are hoping to reduce the glass weight of each jar in order to save precious resources and reduce freight costs on the Annie’s eight ounce container. This new design achieved a weight savings of nearly eight percent with the new perforated neck band design and a possible four percent overall container weight reduction on the label over cap design. The label over the cap design may have a slightly narrower label panel width (-0.040 inches).

Price protection for the Term:

The prices set forth above will apply to all products shipped up to and including June 30, 2010. Prices for products shipped from July 1, 2010 and each anniversary thereafter shall increase only [***]% unless the April Producer Price Index - Finished Goods (Not Seasonally Adjusted) of that year shall be more than [***]                      percent ([***]%) higher than the April Producer Price Index - Finished Goods (Not Seasonally Adjusted) for the prior year, then prices for products shipped in that anniversary year shall increase by the PPI amount up to a maximum of [***]%.

Confidential Information Redacted	Confidential Treatment Requested

Mr. Steven Jackson	June 30, 2009

Fuel and Energy Surcharges:

A fuel and energy surcharge will be in effect for the Term as is currently in effect. The fuel surcharge will be a pass through from our carriers as published weekly. The energy surcharge will track [***]                                        . On the 15th day of each month the [***]                                         will be used to calculate the energy surcharge that will go into effect on the following 1st day of the next month.

Terms:

Our terms of payment are net[***]days from the invoice date in U.S. dollars. Payments received within [***]days of invoice date earn a [***] percent discount on that portion of the invoice amount which represents glass, F.O.B. Bridgeton, New Jersey and not including pallet charges of $[***] pallet. We charge interest at[***]percent per month on all amounts outstanding for more than [***] days, including the billed amount for pallets. If a customer’s account discloses amounts of any sort outstanding for more than [***]         days we will not release glass to that customer until payment is received for all amounts outstanding for thirty or more days. All payments that have not previously been made shall be paid by Annie’s Enterprises on the earlier of (x) net[***]days from the invoice date and (y)[***] days following the Term. Inventory produced to Annie’s Enterprises forecasted purchases and not purchased within nine months from production date will be invoiced and payment will be due within normal terms. Leone shall request forecasts on a regular basis including within [***]         days of each production run. The amount of time requested will be[***]                     requirement information for each item to be produced. Upon receipt of the information and prior to each production run, Leone will inform Annie’s Enterprises of the expected production amounts. Payments to be made under this Agreement are the sole responsibility of Annie’s Enterprises. Notwithstanding the prior sentence, as a courtesy to Annie’s Enterprises, Leone agrees to bill Annie’s co-packers (as Annie’s agents) instead of Annie’s directly, so long as such co-packers pay each received invoice net[***]days from the invoice date. If a co-packer fails to pay any invoice net[***]days from the invoice date then Leone will thereafter send invoices related to such co-packer directly to Annie’s Enterprises. Annie’s Enterprises guarantees the payment of all invoices which are billed to and shipped to Annie’s Enterprises co-packer in connection with this Agreement.

Independent Contractor:

Nothing contained in this Agreement shall create an association, partnership, joint venture or the relation of principal and agent. Neither of the parties hereto shall have any authority to bind the other in any way except as stated herein. The parties recognize that during the period of this Agreement, there may be employees of either party upon the premises of the other. It is understood and agreed that on such occasions the employees of each party shall remain the employees of that party solely, and that party shall be solely responsible for the wages and benefits of its employees, and any injuries which are sustained by such employees shall be covered under the Worker’s Compensation insurance contracts of the respective employers.

Miscellaneous:

Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not of itself invalidate or render unenforceable such provision in any other jurisdiction.

Waivers; Modifications. No term or provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

Binding Effect; Successors and Assigns. The terms and provisions of this Agreement and the respective rights and obligations of the parties hereunder shall also be binding upon and inure to the benefit of, their respective successors and assigns, including any purchaser of substantially all of the assets of either party.

Captions; References. The captions in this Agreement and in the table of contents are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. Reference herein to sections and subsections without reference to the document in which they are contained are references to this Agreement.

Confidential Information Redacted	Confidential Treatment Requested

Mr. Steven Jackson	June 30, 2009

Governing Law. This Agreement shall be deemed to have been made and entered into in New Jersey without regard to its principles of conflicts of laws. Each of the Parties hereto (i) consents to submit itself to the exclusive personal jurisdiction of any federal court located in the District of the State of New Jersey in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it shall not bring any proceeding relating to this Agreement or any of the transactions contemplated by this Agreement in a court other than a federal court sitting in the District of the State of New Jersey. The Parties irrevocably and unconditionally waive any objection to the laying of venue of any proceeding arising out of this Agreement or any of the transactions contemplated by this Agreement in any federal court located in the District of the State of New Jersey. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BETWEEN THE PARTIES HERETO ARISING DIRECTLY OR INDIRECTLY OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Each Party certifies and acknowledges that (i) no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation seek to invalidate the foregoing waiver, (ii) each Party understands and has considered the implications of this waiver, (iii) each Party makes this waiver voluntarily, and (iv) each Party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this paragraph. In any dispute, whether resolved by litigation or other dispute resolution mechanism, arising from or related to this Agreement or the transactions contemplated herein, the substantially prevailing Party shall be entitled to recover from the other Party (as part of the arbitral award or order) its reasonable attorneys’ fees and other costs of the resolution of such dispute.

Survival. The terms and provisions of this Agreement that, by their sense and context, are intended to survive the completion or termination of this Agreement shall so survive the completion of performance and termination of this agreement, including, without limitation, those provisions regarding the obligation to make any and all payments due hereunder.

Entire Agreement. This Addendum and the Original Agreement, including all of the Attachments hereto and thereto and other documents incorporated into the Agreement by reference to their terms, represents the complete agreement of the parties hereto, and this Agreement supersedes all previous and contemporaneous negotiations, correspondence, commitments, agreements, promises and understandings of the parties with respect to the transactions contemplated hereby.

Force Majeure. If performance by any Party of any of its obligations under this Agreement, other than the payment of money due hereunder, is delayed or prevented by an act of God, strike, lockout, a shortage of material or labor, war, acts of terrorism, action of any governmental body (including but not limited to U.S. Customs Service), civil strife, flood, or any other cause not, in any case, within the control of such Party, the period for performance of the pertinent terms, condition, or covenant shall be extended for a period equal to the period of time by which the performance of such Party is delayed or prevented.

Thank you,

/s/ David J. Leone
David J. Leone Leone Industries

Acknowledged and Agreed, including the Assignment and Assumption of the Agreement:

Annie’s Inc.

By:	/s/ Steven Jackson
Name: Steven Jackson
Title coo

Annie’s Enterprises, Inc.

By:	/s/ Steven Jackson
Name: Steven Jackson
Title: Treasurer

Attachment: Optional Schedule 1 and 2

DJL/sj

Confidential Treatment Requested

June 30, 2009

Optional Schedule 1

This is an Optional Schedule 1 to that certain agreement by and between Leone Industries (“Leone”) and Annie’s Enterprises, Inc. (Annie’s Enterprises) dated June 30, 2007 as amended June 30, 2009 which has been assigned and assumed by Annie’s Enterprises and guaranteed by Annie’s Inc. and will be subject to the same terms and conditions unless otherwise noted herein. The prices provided are based upon that Agreement continuing and the volumes and all items being purchased on a normal and exclusive basis. Provided below are pricings formulated in March 2009 in anticipation of a September conversion to a label over closure/neck design. Execution and delivery of this Optional Schedule 1 will extend the Agreement until four years from the date of such execution.

Pricing:

Leone Item#	Description	Packaging Information	Annual Purchases (Gross)		Price per Gross			July 1, 2009 Pricing*

New	Annie’s 8oz label over	Annie’s 1/2 dozen, 477 cs./Pallet	[***	]				$	[***	]

New	Annie’s Decorated 16oz	Annie’s (See rebate section above)				New			Paid Mould Inducement**

New	Annie’s 16oz	Annie’s 1/2 dozen, 297 cs./Pallet	[***	]	$	[***	]	$	[***	]

New	Annie’s 16 oz label over	Annie’s 1/2 dozen, 297 cs./Pallet	[***	]	$	[***	]	$	[***	]

All of the prices are FOB Bridgeton, NJ and do not include pallet charges.

*

These prices are to remain firm until 06/30/10, and will increase [***]% or as per the price protection paragraph on July 1st of each year. Leone Industries reserves the right to review and/or revise the pricing if purchases within an Anniversary Year fall below[***]% of the Annual Purchases for a calendar year. All cases are 175lb test or its ECT Equivalent, RSC carton, contents printed. Moulds will be amortized over the four year extended agreement period.

**	Mould inducement payment for the 16 ounce: perforated neck band style similar to the current sixteen ounce in size is $[***] (May 2009 quote), for label over cap design is $[***] (May 2009 quote.)

Moulds

The May 2009 mould quote that we have received for the label over closure designs estimated the cost at $[***] for the eight ounce (similar to the new design current 38mm closure design) and $ [***]         for the label over sixteen ounce. New mould costs will be determined at the time of signature. Should Annie’s decide to convert to this closure/labeling system, the unamortized mould costs for the now current designs using the current closure will come due within terms from the date of the first run of the newer design.

Thank you,

/s/ David J. Leone
David J. Leone

Date:	5/10/10

/s/ Steven Jackson
Accepted by:	Name:	Steven Jackson
	Title:	Treasurer
Annie’s Enterprises

Date:	5/4/2010

Confidential Information Redacted	Confidential Treatment Requested

June 30, 2009

Optional Schedule 2

This is an Optional Schedule 2 to that certain agreement by and between Leone Industries (“Leone”) and Annie’s Enterprises, Inc. (Annie’s Enterprises) dated June 30, 2007 as amended June 30, 2009 which has been assigned and assumed by Annie’s Enterprises and guaranteed by Annie’s Inc. and will be subject to the same terms and conditions unless otherwise noted herein. The prices provided are based upon that Agreement continuing and the volumes and all items being purchased on a normal and exclusive basis. Provided below are pricings formulated in March 2009 in anticipation of a September conversion to a label over closure/neck design. Execution and delivery of this Optional Schedule 2 will extend the Agreement until four years from the date of such execution.

Pricing:

Leone Item#	Description	Packaging Information	Annual Purchases (Gross)		Price per Gross			July 1, 2009 Pricing*

Paid Mould Inducement**

New	250ml Marasca style	Packed 1 dozen, 112 cs/Pallet	[***	]	$	[***	]	$	[***	]

New	Larger IL Marasca style	Packed 1 dozen, 112 cs/Pallet	[***	]	$	[***	]	$	[***	]

New	Larger IL Annie’s Marasca style***	Packed 1 dozen, 112 cs/Pallet	[***	]				$	[***	]

All of the prices are FOB Bridgeton, NJ and do not include pallet charges.

*

These prices are to remain firm until 06/30/10, and will increase [***]% or as per the price protection paragraph on July 1st of each year. Leone Industries reserves the right to review and/or revise the pricing if purchases within an Anniversary Year fall below [***]% of the Annual Purchases for a calendar year. All cases are 175lb test or its ECT Equivalent, RSC carton, contents printed. Moulds will be amortized over the agreement period. Each of these items has a [***]         piece minimum run.

**	Mould inducement payment for the 250ml is $[***] (May 2009 quote). Liter is $[***] (May 2009 quote) with $[***]er gross rebate on each gross sold to others.
***	Should Annie’s decide to place the Annie’s name on the Liter, then the mould payment option would be required and none of these Liters will be sold to others except to your designee.

Thank you,

David J. Leone
Leone Industries

Date:

Accepted by:	Name:
Title
Annie’s Enterprises

Date:

Confidential Information Redacted	Confidential Treatment Requested